UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 11, 2006

Date of Report (Date of earliest event reported)

VALERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51768	13-4119931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

(609) 235-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2006, Valera Pharmaceuticals, Inc. (“Valera”) and Indevus Pharmaceuticals, Inc. (“Indevus”) entered into a Co-Promotion and Marketing Services Agreement (the “Co-Promotion Agreement”) under which Valera’s and Indevus’ respective sales forces will co-promote VANTAS® in the United States. On December 15, 2007, Valera filed a Current Report on Form 8-K announcing the execution of the Co-Promotion Agreement. This amendment is filed for the sole purpose of filing the Co-Promotion Agreement in connection with a request for confidential treatment currently pending with the Securities and Exchange Commission.

A copy of the Co-Promotion Agreement, as redacted in accordance with the request for confidential treatment, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Co-Promotion Agreement is qualified in its entirety by reference to the full text of the Co-Promotion Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Co-Promotion and Marketing Services Agreement dated December 11, 2006 by and between Valera Pharmaceuticals, Inc. and Indevus Pharmaceuticals, Inc.*

*	Portions omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by is behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.

Date: January 26, 2007	By:	/s/ David S. Tierney, M.D.
David S. Tierney, M.D.
President and Chief Executive Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Co-Promotion and Marketing Services Agreement dated December 11, 2006 by and between Valera Pharmaceuticals, Inc. and Indevus Pharmaceuticals, Inc.*

*	Portions omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.